UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

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☒    Definitive Proxy Statement
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☐Soliciting Material Pursuant to §240.14a-12
KIORA PHARMACEUTICALS, INC.

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KIORA PHARMACEUTICALS, INC.
332 Encinitas Boulevard, Suite 102
Encinitas, CA 92024

July 21, 2023
Dear Stockholder:

I am pleased to invite you to attend a Special Meeting of Stockholders (the “Special Meeting”) of Kiora Pharmaceuticals, Inc. (“Kiora”) to be held on Thursday, August 31, 2023 at 9:00 a.m. Pacific Time, at the offices of Kiora at 332 Encinitas Boulevard, Suite 102, Encinitas, CA 92024.
Details regarding the meeting and the business to be conducted are more fully described in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and Proxy Statement.
Your vote is important. Whether or not you plan to attend the Special Meeting, I hope you will vote as soon as possible. You may vote over the Internet, by mailing a proxy card, by telephone, or in person at the Special Meeting. Please review the instructions on the proxy card regarding your voting options.
Thank you for your ongoing support of Kiora. We look forward to your participation our Special Meeting.

Sincerely,

/s/ Brian M. Strem, Ph.D.

Brian M. Strem, Ph.D.
President and Chief Executive Officer

KIORA PHARMACEUTICALS, INC.
332 Encinitas Boulevard, Suite 102
Encinitas, CA 92024
(858) 224-9600

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on August 31, 2023

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Kiora Pharmaceuticals, Inc. (the “Company”) will be held on Thursday, August 31, 2023, at 9:00 a.m. Pacific Time at the offices of Kiora at 332 Encinitas Boulevard, Suite 102, Encinitas, CA 92024, for the following purposes:

1.To approve an amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 1,000,000 shares and to revise the provision governing the maximum shares issuable under the evergreen provision;

2.To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund, LLC; and

3.To consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 and Proposal No. 2.
The board of directors has fixed the close of business on July 18, 2023 as the record date for determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Only holders of record of our common stock at the close of business on that date will be entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.

The board of directors of Kiora Pharmaceuticals, Inc. recommends that you vote “FOR” the proposal to approve an amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 1,000,000 and to revise the provision governing the maximum shares issuable under the evergreen provision, “FOR” the proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund, LLC, and “FOR” the proposal to consider and vote upon an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 and Proposal No. 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on Thursday, August 31, 2023: The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.

By order of the board of directors,

/s/ Brian M. Strem,Ph.D.

Brian M. Strem, Ph.D.
President and Chief Executive Officer

Encinitas, California
July 21, 2023

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE BEFORE THE SPECIAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

KIORA PHARMACEUTICALS, INC.
Notice of Special Meeting of Stockholders, Proxy Statement and Other Information Contents

Page
Proxy Statement	1
Proposal 1: Approval of an Amendment to the 2014 Equity Incentive Plan to Increase the Maximum Number of Shares Authorized for Issuance by 1,000,000 Shares and to revise the provision governing the maximum shares issuable under the evergreen provision	3
Proposal 2: Approval for the purposes of complying with Nasdaq listing rule 5635(d), the issuance of more than 20% of the Company’s Purchase Agreement with Lincoln Park Capital Fund, LLC	10
Proposal 3: To Approve the Adjournment of the Special Meeting, If Necessary, to Solicit Additional Proxies If There Are Insufficient Votes at the Time of the Special Meeting to Approve Proposal No. 1 and Proposal No. 2	13
Executive Compensation	14
Security Ownership of Certain Beneficial Owners and Management	28
Equity Compensation Plan Information	30
Expenses of Solicitation	30
Submission of Stockholder Proposals for the 2024 Annual Meeting	30
Submission of Securityholder Recommendations for Director Candidates	31
Multiple Stockholders Sharing the Same Address	32
Other Matters	32
Appendix A - Kiora Pharmaceuticals, Inc. 2014 Equity Incentive Plan, as amended	A-1

i

KIORA PHARMACEUTICALS, INC.
332 Encinitas Boulevard, Suite 102
Encinitas, CA 92024
(858) 224-9600

PROXY STATEMENT

Special Meeting of Stockholders to Be Held on Thursday, August 31, 2023
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Kiora Pharmaceuticals, Inc. (the “Company” or “we”) for use at the Special Meeting of Stockholders of the Company to be held on Thursday, August 31, 2023, at 9:00 a.m. Pacific Time, at the offices of Kiora at 332 Encinitas Boulevard, Suite 102, Encinitas, CA 92024, and any adjournments or postponements thereof. At the Special Meeting, the stockholders of the Company will be asked to consider and vote upon:

1.An amendment to the Company’s 2014 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 1,000,000 shares and to revise the provision governing the maximum shares issuable under the evergreen provision;

2.For purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund, LLC; and

3.An adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 and Proposal No. 2.
The Notice of Special Meeting of Stockholders and Proxy Statement are first being mailed to stockholders of the Company on or about July 21, 2023, in connection with the solicitation of proxies for the Special Meeting. The board of directors has fixed the close of business on July 18, 2023 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting (the “Record Date”). Only holders of record of common stock, par value $0.01 per share, of the Company (the “Common Stock”) at the close of business on the Record Date will be entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. As of the Record Date, there were 7,247,050 shares of Common Stock outstanding. As of the Record Date, there were approximately 52 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter properly submitted at the Special Meeting.
The presence, in person or by proxy, of holders of at least one third of the voting power of the outstanding shares of the Company entitled to vote generally in the election of directors is necessary to constitute a quorum for the transaction of business at the Special Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy, properly deliver proxies via the Internet or telephone, or attend the Special Meeting in person will not be considered present or represented at the Special Meeting and will not be counted in determining the presence of a quorum. Consistent with applicable law, we intend to count abstentions and broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. It is important that beneficial owners instruct their brokers how they wish to vote their shares.

Approval of Proposal No. 1 regarding the amendment to the Company’s 2014 Equity Incentive Plan, to increase the maximum number of shares authorized for issuance thereunder by 1,000,000 shares and to revise the provision governing the maximum shares issuable under the evergreen provision, requires the affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.
Approval of Proposal No. 2 regarding the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s purchase agreement with Lincoln Park Capital Fund, LLC requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter; provided, however, that the vote of all shares of our common stock issued to Lincoln Park pursuant to the LP Purchase Agreement will not be counted in determining whether or not Proposal No. 2 is approved. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.
Approval of Proposal No. 3 regarding an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 and Proposal No. 2, requires the affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non- votes will have no effect on the outcome of this proposal.
The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.
We encourage you to vote either online, by telephone or by completing, signing, dating and returning a proxy card or if you hold your shares through a brokerage firm, bank or other financial institution, by completing and returning a voting instruction form. This ensures that your shares will be voted at the Special Meeting and reduces the likelihood that we will be forced to incur additional expenses soliciting proxies for the Special Meeting.
Voting over the Internet, by telephone or mailing a proxy card will not limit your right to vote in person or to attend the Special Meeting in person. Any record holder as of the Record Date may attend the Special Meeting and may revoke a previously provided proxy at any time by: (i) executing and delivering a later-dated proxy to the corporate secretary at Kiora Pharmaceuticals, Inc., 332 Encinitas Boulevard, Suite 102, Encinitas, CA 92024; (ii) delivering a written revocation to the corporate secretary at the address above before the meeting; or (iii) voting in person at the Special Meeting.
Beneficial holders who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Special Meeting and vote in person should contact their brokerage firm, bank or other financial institution holding shares of Common Stock on their behalf in order to obtain a “legal proxy”, which will allow them to vote in person at the meeting. Attendance at the Special Meeting will not, by itself, revoke a proxy.
Our board of directors recommends an affirmative vote on all proposals specified in the notice for the Special Meeting. Proxies will be voted as specified. If your proxy is properly submitted, it will be voted in the manner you direct. If you do not specify instructions with respect to any particular matter to be acted upon at the meeting, proxies will be voted in accordance with the board of directors’ recommendations.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be Held on Thursday, August 31, 2023: The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.

PROPOSAL 1

APPROVAL OF AMENDMENT TO 2014 EQUITY INCENTIVE PLAN
Overview
We are proposing that our stockholders approve the amendment of the Kiora Pharmaceuticals, Inc. 2014 Equity Incentive Plan (as amended, the “2014 Plan” and such amendment, the “Plan Amendment”) to (i) increase by 1,000,000 shares the number of authorized shares of common stock available for issuance under the 2014 Plan and (ii) revise the provision governing the number of additional shares that may become available under the evergreen provision each year to be the lesser of (A) 4% of the shares of common stock outstanding on December 31 of the prior year, or (B) the number of shares determined by our board of directors. Our board of directors believes that our continued growth and success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability, which is vital to our future success, and to align our employees’ compensation with building shareholder value. Our 2014 Plan is an integral part of this strategy. An increase in shares available under the 2014 Plan is necessary not only to retain current employees but also to attract new talent as we grow. The shares currently available under our 2014 Plan will be insufficient to meet our future needs, thus potentially impairing our ability to attract and retain key employees through the grant of stock-based awards. The 2014 Plan is designed to attract, motivate and retain employees, directors and consultants of the Company and to further the growth and financial success of the Company by aligning the interests of such persons through ownership with the interests of our stockholders.
The 2014 Plan currently authorizes the grant of stock options and other stock-based awards to officers, employees, non-employee directors and consultants of the Company and its subsidiaries. On July 10, 2023, the board of directors approved the Plan Amendment, subject to stockholder approval.
The 2014 Plan includes an “evergreen” provision. Under the current evergreen provision, the maximum number of shares of stock available for grant and issuance under the 2014 Plan is increased on January 1 of each year during the term of the plan by a number of shares of common stock equal to the smaller of (i) 100,000 shares, (ii) 4% of the shares of common stock outstanding on December 31 of the prior year, or (iii) the number of shares determined by our board of directors. The Plan Amendment would remove the overall limitation of 100,000 shares, such that the annual increase will be the lesser of (i) 4% of the shares of common stock outstanding on December 31 of the prior year, or (ii) the number of shares determined by our board of directors.
Our board of directors believes that the proposed amendment of the 2014 Plan is in the best interests of, and will provide long-term advantages to, us and our stockholders and recommends the approval by our stockholders of the Plan Amendment. Stock options and other stock-based incentive awards are given to the employees, officers, directors and consultants of our Company upon whose judgment, initiative and efforts we largely depend for the successful conduct of our business. These incentives provide our employees with a proprietary interest in our Company, thereby stimulating their commitment on our behalf and strengthening their desire to remain with us. Our board of directors anticipates that this direct stake in the future success of our Company also assures a closer alignment of the interests of employees with those of our stockholders. Our board of directors believes that the number of shares of common stock currently available for issuance under our 2014 Plan is insufficient in view of our anticipated growth, compensation structure, and strategy.
If we cannot increase the amount of shares of common stock available for issuance pursuant to the Plan Amendment, it could have a negative impact on our ability to retain and attract key employees. Accordingly, we are seeking stockholder approval of the Plan Amendment. In the event that the Plan Amendment is not approved by stockholders, the 2014 Plan will continue in effect without the amendment described above.
As of July 21, 2023: (i) 14,927 shares of our common stock remained available for future awards under our 2014 Plan; and (ii) 211,126 shares of our common stock were subject to outstanding options under our 2014 Plan (with the outstanding options having a weighted average exercise price of $16.72 per share and a weighted average term to scheduled expiration of 9.4 years). During the fiscal year ended December 31, 2022, our board of directors approved the grant of options to purchase 78,641 shares of Common Stock under our 2014 Plan, approved the grant of 30,000 restricted shares of Common Stock under such plan, and did not approve the grant of any restricted stock units under such plan.
Based solely on the closing price of our common stock as reported on The Nasdaq Capital Market on July 20, 2023, the maximum aggregate market value of the 1,000,000 additional shares that could potentially be issued under the 2014 Plan, assuming the Plan Amendment is approved, is approximately $0.63 million. The shares available for issuance by us under the 2014 Plan will be authorized but unissued shares.
The following description of certain features of the 2014 Plan, as amended by the Plan Amendment, is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2014 Plan, as amended by the Plan Amendment, that is attached hereto as Appendix A.
Summary of the 2014 Plan, as Amended
Our 2014 Plan was adopted by our board of directors in April 2014 and was approved by our stockholders prior to our initial public offering. The 2014 Plan is administered by our compensation committee.
Share Reserve. If stockholders approve the Plan Amendment, the number of shares available for future awards under the 2014 Plan as of the date of the Special Meeting would be the sum of (1) 1,000,000, (2) the number of shares available for future awards under the plan immediately before such approval (as of July 21, 2023, 14,927 shares were available for future awards under the 2014 Plan) and (3) any shares subject to outstanding awards under the 2014 Plan that are terminated, canceled, surrendered or forfeited (as of July 21, 2023, 282,942 shares were subject to outstanding awards under the 2014 Plan). If stockholders approve the Plan Amendment, following the Special Meeting, the number of shares reserved for issuance under the 2014 Plan will be increased automatically on January 1 of each year during the term of the plan by a number equal to the smallest of:
•4% of the shares of common stock outstanding on December 31 of the prior year; or
•the number of shares determined by our board of directors.
In general, if awards under the 2014 Plan are forfeited, terminate, expire or lapse without the issuance of shares, if we repurchase shares issued under the 2014 Plan, if shares are applied to pay the exercise or purchase price of an award or are withheld to satisfy tax obligations with respect to any award, then such shares will again become available for awards. All share numbers described in this summary of the 2014 Plan will automatically adjust in the event of a stock split, a stock dividend, or a reverse stock split.
Administration. Our compensation committee administers the 2014 Plan. The committee has complete discretion to make all decisions relating to the 2014 Plan and outstanding awards, including repricing outstanding options and modifying outstanding awards.
Eligibility. Employees, non-employee directors and consultants are eligible to participate in our 2014 Plan.
Types of Award. Our 2014 Plan provides for the following types of awards:
•incentive and nonstatutory stock options;
•stock appreciation rights;
•stock units; and
•performance cash awards.
Options and Stock Appreciation Rights. The exercise price for options granted under the 2014 Plan may not be less than 100% of the fair market value of our common stock on the grant date.

Optionees may pay the exercise price in cash or, with the consent of the compensation committee and as set forth in the applicable agreement:
•with shares of common stock that are already owned;
•by an immediate sale of the shares acquired through a broker approved by us;
•through a net exercise procedure;
•through tender of a promissory note; or
•by other methods permitted by applicable law.
A participant who exercises a stock appreciation right receives the increase in value of our common stock over the base price. The base price for stock appreciation rights may not be less than 100% of the fair market value of our common stock on the grant date. The settlement value of a stock appreciation right may be paid in cash or shares of common stock or a combination of both.
Options and stock appreciation rights vest at the time or times determined by the compensation committee. Options and stock appreciation rights also expire at the time determined by the compensation committee but in no event more than 10 years after they are granted. These awards generally expire earlier if the participant’s service terminates earlier. No participant may be granted stock options and stock appreciation rights covering more than shares during any single fiscal year, other than to a new employee in the fiscal year in which service commences.
Restricted Shares and Stock Units. Restricted shares and stock units may be awarded under the 2014 Plan in return for any lawful consideration (and as set forth in the applicable award agreement), and participants who receive restricted shares or stock units generally are not required to pay for their awards in cash. In general, these awards will be subject to vesting. Vesting may be based on length of service, the attainment of performance-based milestones, or a combination of both, as determined by the compensation committee. Settlement of vested stock units may be made in the form of cash, shares of common stock, or a combination of both.
Performance Cash Awards. Performance cash awards may be granted under the 2014 Plan. No participant may be paid more than $6 million in cash in any fiscal year pursuant to a performance cash award granted under the 2014 Plan. In 2017, the Tax Cuts and Jobs Act of 2017 was enacted which, subject to a transition rule for agreements in effect on November 2, 2017, eliminated the exception under Code Section 162(m) for qualified performance-based compensation and commissions, so that all compensation paid to a covered employee in excess of $1 million, including performance-based compensation and commissions, is nondeductible.
Performance goals for the grant or vesting of awards under the 2014 Plan include earnings (before or after taxes); earnings per share; earnings before interest, taxes, depreciation and amortization; total stockholder return; stockholders equity or return on equity or average stockholders’ equity; return on assets, investment or capital employed; operating income; gross margin; operating margin; net operating income (before or after taxes); return on operating revenue; specified levels or changes in sales or revenue; expense or cost reduction; working capital; economic value added; market share; cash flow; operating cash flow; cash flow per share; share price; debt reduction; customer satisfaction; contract awards or backlog; or other objective corporate or individual strategic or individual performance goals. Additionally, the compensation committee may select other measures of performance.
Corporate Transactions. In the event we are a party to a merger, consolidation or a change in control transaction, outstanding awards granted under the 2014 Plan, and all shares acquired under the plan, will be subject to the terms of the definitive transaction agreement (or, if there is no such agreement, as determined by our compensation committee. Unless an award agreement provides otherwise, such treatment shall include (without limitation) any of the following with respect to each outstanding award:

•the continuation, assumption or substitution of an award by us or the surviving entity or its parent;
•the cancellation of options and stock appreciation rights without payment of any consideration;
•the cancellation of the awards in exchange for a payment equal to the product of the number of shares subject to the award multiplied by the excess, if any, of the per stock value of property that a holder of our common stock receives in the transaction over (if applicable) the exercise price of such award. Such payments may be subject to vesting based on a participant’s continued service; or
•the assignment of any repurchase, forfeiture or reacquisition rights in favor of us to the surviving entity or its parent.
The compensation committee has the discretion to provide that an award granted under the 2014 Plan will vest on an accelerated basis if a change in control of our company occurs or if the participant is subject to an involuntary termination, either at the time such award is granted or afterward.
A change in control includes:
•our merger or consolidation with or into another entity after which our stockholders own 50% or less of the voting power of the stock of the surviving entity or its parent;
•a sale or other disposition of all or substantially all of our assets; or
•an acquisition of more than 50% of our outstanding voting stock by any person or group.
The compensation committee is not required to treat all awards, or portions thereof, in the same manner.
Changes in Capitalization. In the event that there is a change in the capital structure of our common stock, such as a stock split, reverse stock split, or dividend paid in common stock, proportionate adjustments will automatically be made to the kind and maximum number of shares:
•reserved for issuance under the 2014 Plan;
•by which the share reserve may increase automatically each year;
•subject to stock awards that can be granted to a participant in a year (as established under the 2014 Plan pursuant to Section 162(m) of the Code);
•that may be issued upon the exercise of incentive stock options; and
•covered by each outstanding option, stock appreciation right and stock unit, the exercise price applicable to each outstanding option and stock appreciation right, and the repurchase price, if any, applicable to restricted shares.
In the event that there is a declaration of an extraordinary dividend payable in a form other than our common stock in an amount that has a material effect on the price of our common stock, a recapitalization, a spin-off or a similar occurrence, the compensation committee may make such adjustments as it deems appropriate, in its sole discretion, to one or more of the foregoing.
Amendments or Termination. Our board of directors may amend or terminate the 2014 Plan at any time and for any or no reason. If our board of directors amends the 2014 Plan, it does not need to ask for stockholder approval of the amendment unless required by applicable law or exchange listing requirements. The 2014 Plan will continue in effect for 10 years from the date our board of directors originally approved the 2014 Plan, unless our board of directors decides to terminate the plan earlier or unless our board of directors and stockholders later approve an extension of this term.

Tax Aspects Under the Code
The following is a summary of the principal federal income tax consequences of certain transactions under the 2014 Plan, as amended by the Plan Amendment. It does not describe all federal tax consequences under the 2014 Plan, nor does it describe state or local tax consequences.
Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for us for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), the options are “nonqualified” and generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.
In addition, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.
Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Stock Appreciation Rights. The recipient of a grant of stock appreciation rights will not realize taxable income and we will not be entitled to a deduction with respect to such grant on the date of such grant. Upon the exercise of a stock appreciation rights, the recipient will realize ordinary income equal to the amount of cash (including the amount of any taxes withheld) and the fair market value of any shares received at the time of exercise. In general, we will be entitled to a corresponding deduction, equal to the amount of income realized, subject to the limitations of Section 162(m) of the Code for covered employees.
Restricted Stock. A participant who receives a grant of restricted stock will not recognize any taxable income at the time of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). A participant’s rights in restricted stock awarded under the plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. However, the participant may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the participant does not make a Section 83(b) election within 30 days of receipt of the restricted shares, the fair market value of the shares on the date the restrictions lapse, less any amount paid by the participant for such shares, will be treated as compensation income to the participant and will be taxable in the year the restrictions lapse. We generally will be entitled to a compensation deduction for the amount of compensation income the participant recognizes.

Restricted Stock Units. A participant will not recognize income, and our Company is not entitled to a deduction, upon a grant of restricted stock units. Upon the delivery to a participant of Common Stock or cash in respect of restricted stock units, a participant generally recognizes ordinary compensation income equal to the fair market value of the shares as of the date of delivery or the cash amount less the purchase price (if any) paid by the participant. When the participant recognizes ordinary income, generally we will be entitled to a tax deduction in the same amount. Upon disposition of any shares acquired through a restricted stock unit award, the participant will recognize long-term or short-term capital gain or loss depending upon the sale price and holding period of the shares.
Performance Cash Awards and Other Types of Awards. With respect to performance cash awards and other awards under the 2014 Plan generally when the participant receives payment with respect to an award, the amount of cash and fair market value the stock or of any other property received will be ordinary income to the participant, and the Company generally will be entitled to a tax deduction in the same amount.
Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on the Company’s Deductions. As a result of Section 162(m) of the Code (as amended by the Tax Cuts and Jobs Act of 2017), our deduction for certain awards under the 2014 Plan may be limited to the extent that any covered employee, including the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table, receives compensation in an applicable year in excess of $1 million, including performance-based compensation.
New Plan Benefits
No grants have been issued with respect to the additional shares to be reserved for issuance under the 2014 Plan, as amended by the Plan Amendment. The number of shares that may be granted to our Chief Executive Officer, executive officers, non-employee directors (other than the automatically granted awards) and non-executive officers under the 2014 Plan, as amended by the Plan Amendment, is not determinable at this time, as such grants are subject to the discretion of the compensation committee. Information about the non-qualified stock options automatically granted to non-employee directors can be found herein under the heading “Director Compensation.” The following table provides information with respect to the number of shares granted under the 2014 Plan for the fiscal year ended December 31, 2022 to our current executive officers, directors who are not executive officers, and employees during that period. Information about the number of shares granted to our named executive officers can be found herein under the heading “Outstanding Equity Awards at 2022 Fiscal Year End.”

Name and Position	Number of Shares Underlying Awards
Brian M. Strem, Ph.D. – President and Chief Executive Officer	35,626
Eric J. Daniels, MD, MBA – Chief Development Officer	26,875
Melissa Tosca – Executive Vice President of Finance	7,500
All executive officers as a group	70,001
All directors who are not executive officers, as a group	1,853
Employees as a group (excluding executive officers)	40,008
Total	111,862

Reference is hereby made to the “Equity Compensation Plan Information” table on page 19 of this Proxy Statement which is incorporated by reference into this Proposal 1 and provides certain details on our current plans.
Vote Required
The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required for the approval of the amendment of the 2014 Plan to increase the maximum number of shares authorized for issuance thereunder by 1,000,000 shares and to revise the provision governing the maximum shares issuable under the evergreen provision.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT OF THE 2014 PLAN TO INCREASE THE MAXIMUM NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER BY 1,000,000 SHARES AND TO REVISE THE PROVISION GOVERNING THE MAXIMUM SHARES ISSUABLE UNDER THE EVERGREEN PROVISION. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF THE AMENDMENT OF THE 2014 PLAN UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 2

APPROVAL, FOR THE PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF MORE THAN 20% OF THE COMPANY'S ISSUED AND OUTSTANDING COMMON STOCK PURSUANT TO THE COMPANY'S PURCHASE AGREEMENT WITH LINCOLN PARK CAPITAL FUND, LLC

On February 3, 2023, we entered into a purchase agreement (“LP Purchase Agreement”) with Lincoln Park Capital Fund, LLC (“Lincoln Park”) and a registration rights agreement (the “Registration Agreement”) pursuant to which Lincoln Park has agreed to purchase from us up to an aggregate of $10.0 million worth of our common stock. We are submitting this Proposal 2 to you in order to obtain the requisite stockholder authorization in accordance with The Nasdaq Listing Rules to sell shares of our common stock to Lincoln Park in excess of 20% of our outstanding shares of common stock as of the date we entered into the LP Purchase Agreement, if we so choose, as more fully described below.
Agreement with Lincoln Park
Under the terms and subject to the conditions of the LP Purchase Agreement, we have the right, but not the obligation, to sell to Lincoln Park, and Lincoln Park is obligated to purchase, up to $10.0 million worth of shares of common stock. Such sales of common stock by us, if any, will be subject to certain limitations, and may occur from time to time, at our sole discretion, over the 36-month period commencing after certain conditions have been satisfied (“Commencement Date”) as per the LP Purchase Agreement and the Registration Agreement.
Under the LP Purchase Agreement, from and after the Commencement Date, on any business day that we select , we may direct Lincoln Park to purchase up to 35,000 shares of our common stock in a “Regular Purchase” on such business day, provided, however, that (i) the Regular Purchase may be increased to up to 40,000 shares of our common stock, provided that the closing sale price of our common stock is not below $6.00 on the purchase date, (ii) the Regular Purchase may be increased to up to 45,000 shares of our common stock, provided that the closing sale price of our common stock is not below $8.00 on the purchase date and (ii) the Regular Purchase may be increased to up to 50,000 shares of our common stock, provided that the closing sale price of our common stock is not below $10.00 on the purchase date (such share amount limitation, the “Regular Purchase Share Limit”). In each case, Lincoln Park’s maximum commitment in any single Regular Purchase may not exceed $1.0 million.
The purchase price per share for each such Regular Purchase will be 98.5% of the lower of: (i) the lowest sale price for our common stock on the applicable purchase date for such shares of our common stock; and (ii) the arithmetic average of the three lowest closing sale prices for our common stock during the 10 consecutive business days ending on the business day immediately preceding the purchase date of such shares of our common stock.
In addition to Regular Purchases described above, we may also direct Lincoln Park, on any business day on which we have properly submitted a Regular Purchase notice directing Lincoln Park to purchase the maximum number of shares of our common stock that we are then permitted to include in a single Regular Purchase notice, to purchase an additional amount of our common stock, which we refer to as an Accelerated Purchase, not to exceed the lesser of: (i) 20% of the aggregate number of shares of our common stock traded during all or, if certain trading volume or market price thresholds specified in the LP Purchase Agreement are crossed on the applicable Accelerated Purchase date, which is defined as the next business day following the purchase date for the corresponding Regular Purchase, the portion of the normal trading hours on the applicable Accelerated Purchase date prior to such time that any one of such thresholds is crossed, which period of time on the applicable Accelerated Purchase date we refer to as the Accelerated Purchase Measurement Period; and (ii) two times the number of purchase shares purchased pursuant to the corresponding Regular Purchase.

The purchase price per share for each such Accelerated Purchase will be equal to 97% of the lower of: (i) the volume weighted average price of our common stock on Nasdaq during the Accelerated Purchase Measurement Period on the applicable Accelerated Purchase date; and (ii) the closing sale price of our common stock on the Nasdaq on the applicable Accelerated Purchase date.
We may also direct Lincoln Park, not later than 1:00 p.m., Eastern time, on a business day on which an Accelerated Purchase has been completed and all of the shares of our common stock to be purchased thereunder (and under the corresponding Regular Purchase) have been properly delivered to Lincoln Park in accordance with the LP Purchase Agreement prior to such time on such business day, to purchase an additional amount of our common stock, which we refer to as an Additional Accelerated Purchase, of up to the lesser of: (i) 20% of the aggregate number of shares of our common stock traded during a certain portion of the normal trading hours on such Accelerated Purchase date as determined in accordance with the Purchase Agreement, which period of time we refer to as the Additional Accelerated Purchase Measurement Period; and (ii) two times the number of purchase shares purchased pursuant to the Regular Purchase corresponding to the Accelerated Purchase that was completed on such Accelerated Purchase date on which an Additional Accelerated Purchase notice was properly received.
The purchase price per share for each such Additional Accelerated Purchase will be equal to 97% of the lower of: (i) the volume weighted average price of our common stock during the applicable Additional Accelerated Purchase Measurement Period on the applicable Additional Accelerated Purchase date; and (ii) the closing sale price of our common stock on the applicable Additional Accelerated Purchase date.
In all instances, we may not sell shares of our common stock to Lincoln Park under the LP Purchase Agreement if it would result in Lincoln Park beneficially owning more than 9.99% of our common stock. There are no upper limits on the price per share that Lincoln Park must pay for shares of common stock.
From the Commencement Date through July 21, 2023, we offered and sold 125,000 shares of our common stock pursuant to the LP Purchase Agreement. These sales resulted in gross proceeds to us of approximately $0.4 million. As of July 21, 2023, shares of our common stock having an aggregate value of approximately $9.6 million remained available for sale under this offering program, subject to the application of the Lincoln Park Exchange Cap and the number of shares registered for resale on effective registration statements. However, under a covenant in the Underwriting Agreement from our June 6, 2023 public offering, we may not issue any additional shares under the LP Purchase Agreement until six months after the closing of that offering. We currently intend to use the net proceeds from the sale of securities to Lincoln Park for general corporate purposes.
Requirement to Seek Stockholder Approval
As a result of our listing on The Nasdaq Capital Market, issuances of our common stock are subject to the Nasdaq Marketplace Rules, including Rule 5635(d), which requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of more than 19.99% of our outstanding shares of our common stock (or securities convertible into or exercisable for shares of our common stock) at a price less than the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Nasdaq 20% Rule”).
Under the Nasdaq 20% Rule, in no event may we issue or sell to Lincoln Park under the LP Purchase Agreement more than 19.99% of the shares of our common stock outstanding immediately prior to the execution of the LP Purchase Agreement (which was 359,114 shares based on our shares outstanding immediately prior to the execution of the LP Purchase Agreement) (the “Lincoln Park Exchange Cap”), unless we obtain stockholder approval to issue shares of common stock in excess of the Lincoln Park Exchange Cap, or unless the average purchase price of shares of common stock sold pursuant to the LP Purchase Agreement equals or exceeds $3.538 per share (the "Signing Market Price"), which was the closing price of the common stock for the five consecutive trading days immediately preceding the date of the LP Purchase Agreement. In any event, the LP Purchase Agreement specifically provides that we may not issue or sell any shares of our common stock under the LP Purchase Agreement if such issuance or sale would breach any applicable Nasdaq rules.
As of July 21, 2023, we had issued 125,000 shares of our common stock to Lincoln Park under the LP Purchase Agreement, leaving 234,114 shares of our common stock available for issuance without seeking stockholder approval. However, as of July 20, 2023, shares of our common stock having an aggregate value of approximately $9.6 million remained available for sale under this offering program. Based on the closing sale price of our common stock as reported on Nasdaq on such date, to fully utilize the remaining amount available to us, we would need to issue 15,099,036 shares of common stock to Lincoln Park, which would be significantly in excess of the Nasdaq 20% Rule. Accordingly, in order to be able to sell to Lincoln Park the full amount remaining under the LP Purchase Agreement, we are seeking stockholder approval to issue greater than 20% of our outstanding shares as of the date we entered into the agreement with Lincoln Park.
In order to comply with the Nasdaq 20% Rule and to satisfy conditions under the LP Purchase Agreement, we are seeking stockholder approval to permit issuance of more than 20% of our common stock to Lincoln Park pursuant to the Purchase Agreement.
Effect of Failure to Obtain Stockholder Approval
As of July 21, 2023, we had issued a total of 125,000 shares of common stock to Lincoln Park pursuant to the LP Purchase Agreement. If the stockholders do not approve Proposal 2, we will be unable to issue shares of common stock to Lincoln Park pursuant to the LP Purchase Agreement in excess of the Lincoln Park Exchange Cap unless the average sale price of all shares sold under the LP Purchase Agreement equals or exceeds the Signing Market Price.
Effect of Approval
Upon obtaining the stockholder approval requested in this Proposal 2, we would no longer be bound by the Nasdaq 20% Rule restriction on issuances of common stock to Lincoln Park. If this Proposal 2 is approved by our stockholders, we would be able to issue more than the original Lincoln Park Exchange Cap (or 359,114 shares) to Lincoln Park under the LP Purchase Agreement . The maximum number of shares of common stock that we may issue would fluctuate from time to time based on the price of our common stock. Assuming we received the stockholder approval we are requesting in this Proposal 2, and assuming and the total number of shares issuable under the purchase agreement were issued on July 20, 2023 at the closing price on that date, a total of 15,099,036 additional shares would be issuable to Lincoln Park, which have an approximate value of $9.6 million.
In addition, the additional shares that we could issue to Lincoln Park will result in greater dilution to existing stockholders and may result in a decline in our stock price or greater price volatility.
Each addition share of common stock that would be issuable to Lincoln Park would have the same rights and privileges as each share of our currently authorized common stock.
Vote Required
The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required for the approval, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of more than 20% of the Company’s issued and outstanding common stock pursuant to the Company’s purchase agreement with Lincoln Park .
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL FOR PURPOSES OF COMPLYING WITH NASDAQ LISTING RULE 5635(d), THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK PURSUANT TO THE COMPANY’S PURCHASE AGREEMENT WITH LINCOLN PARK. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE APPROVAL OF THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S ISSUED AND

OUTSTANDING COMMON STOCK PURSUANT TO THE COMPANY’S PURCHASE AGREEMENT WITH LINCOLN PARK UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

PROPOSAL 3

TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL NO. 1 AND PROPOSAL NO. 2

Background of and Rationale for the Adjournment Proposal
The Board believes that, if the number of affirmative votes received from the holders of our common stock are insufficient to approve Proposal No. 1 and Proposal No. 2, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional affirmative votes to approve the proposals.
In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment thereof. If our stockholders approve this proposal, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor Proposal No. 1 and Proposal No. 2.
Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon have voted against Proposal No. 1 and Proposal No. 2 or abstained from voting on those proposals, we could adjourn the Special Meeting without a vote on Proposal No. 1 and Proposal No. 2 and use the additional time to solicit the holders of those shares to change their vote in favor of Proposal No. 1 and Proposal No. 2.
Vote Required
The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal No. 1 and Proposal No. 2.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL NO. 1 AND PROPOSAL NO. 2. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 3 UNLESS INSTRUCTIONS TO THE CONTRARY ARE GIVEN.

EXECUTIVE COMPENSATION
We are a “smaller reporting company” under Rule 405 of the Securities Act of 1933, as amended. As a result, we have elected to comply with the reduced disclosure requirements applicable to smaller reporting companies in accordance with Securities and Exchange Commission rules. Our named executive officers during the fiscal year ended December 31, 2022 were Brian M. Strem, Ph.D., our President and Chief Executive Officer, Eric J. Daniels, MD, MBA, our Chief Development Officer, Melissa Tosca, our Executive Vice President of Finance, Stephen From, our former Executive Chairman, and Sarah Romano, our former Chief Financial Officer. Dr. Strem was appointed as President and Chief Executive Officer on July 23, 2021. Melissa Tosca was appointed as Executive Vice President of Finance effective as of September 13, 2022. Stephen From was appointed as the Executive Chairman of our board of directors effective February 1, 2021, and had served as President and Chief Executive Officer prior to that date. Mr. From ceased serving as our Executive Chairman effective as of January 31, 2022. Sarah Romano resigned as our Chief Financial Officer effective as of February 25, 2022.

Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers during our fiscal years ended December 31, 2022 and December 31, 2021.

Name and Principal Position	Year	Salary ($)	Bonus ($)[1]	Stock Awards ($)[2]	Option Awards ($)[3]	All Other Compensation ($)[9]	Total ($)
Brian M. Strem, Ph.D	2022	400,000	64,932	84,750	164,500	—	714,182
President and Chief Executive Officer[4]	2021	169,231	—	—	274,750	—	443,981
Eric J. Daniels, MD, MBA	2022	350,463	21,008	67,800	107,638	—	546,909
Chief Development Officer[5]	2021	68,382	—	—	87,700	—	156,082
Melissa Tosca	2022	85,385	—	16,950	30,200	—	132,535
Executive Vice President of Finance[6]	2021	—	—	—	—	—	—
Stephen From	2022	18,219	—	—	—	363,633	381,852
Former Executive Chairman; former President and Chief Executive Officer[8]	2021	245,292	160,000	—	57,730	—	463,022
Sarah Romano	2022	56,538	61,875	—	34,075	18,750	171,238
Former Chief Financial Officer[7]	2021	275,000	64,500	—	172,731	—	512,231
1 The amounts in this column represent discretionary bonus payments granted by the board in the applicable fiscal year.
2 The amounts in this column represent the aggregate grant date fair value of stock awards granted to the officer in the applicable fiscal year, computed in accordance with FASB ASC Topic 718. See Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies and Significant Judgments and Estimates” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. In accordance with Securities and Exchange Commission rules, the grant date fair value of an award subject to performance conditions is based on the probable outcome of the conditions.
3 The amounts in this column represent the aggregate grant date fair value of option awards granted to the officer in the applicable fiscal year, computed in accordance with FASB ASC Topic 718. See Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies and Significant Judgments and Estimates” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for a discussion of the assumptions made by us in determining the grant date fair value of our equity awards. In accordance with Securities and Exchange Commission rules, the grant date fair value of an award subject to performance conditions is based on the probable outcome of the conditions.
4 Dr. Strem was appointed as our President and Chief Executive Officer as of July 23, 2021.
5 Mr. Daniels was appointed as our Chief Development Officer as of October 21, 2021.
6 Ms. Tosca was appointed as our Executive Vice President of Finance as of September 13, 2022.
7 Ms. Romano resigned as our Chief Financial Officer as of February 25, 2022.
8 Mr. From was appointed as the Executive Chairman of our board of directors effective February 1, 2021, and had served as President and Chief Executive Officer prior to that date. Mr. From ceased serving as Executive Chairman as of January 31, 2022.
9 The amounts in this column include severance and vacation payouts for Mr. From and vacation payout for Ms. Romano.

Narrative Disclosure to Compensation Tables

Employment Agreements

Brian M. Strem, Ph.D.
In connection with Dr. Strem’s appointment as President and Chief Executive Officer, on July 22, 2021, we entered into an Employment Agreement with Dr. Strem. Pursuant to the agreement, Dr. Strem receives an annual base salary of $400,000 and he is entitled to receive a performance bonus with a target of up to 50% of his annual base salary for the applicable fiscal year. Dr. Strem also received an option to purchase up to 2,500 shares of the Company’s common stock, which vested respect to one-third of the underlying shares on the one-year anniversary of the grant date, and thereafter will vest in equal monthly installments over a two-year period. Dr. Strem is also entitled to receive two further options to purchase an aggregate of up to 2,500 shares of our common stock based on the achievement of market capitalization-based milestones as set forth in his agreement. Effective January 1, 2023, Dr. Strem's annual base salary was increased to $416,000.

Eric J. Daniels, MD, MBA

In connection with Dr. Daniels’ appointment as Chief Development Officer, on October 21, 2021, we and our Australian subsidiary entered into an Employment Agreement with Dr. Daniels. Pursuant to the employment agreement, Dr. Daniels receives an annual base salary of AUD$492,000 and he is entitled to receive a performance bonus with a target of up to 40% of his annual base salary for the applicable fiscal year. Pursuant to the employment agreement, we granted Dr. Daniels an option to purchase up to 1,250 shares of our common stock. The option vested with respect to one-third of the underlying shares on the one-year anniversary of the grant date, and thereafter will vest in equal monthly installments over a two-year period. Effective January 1, 2023, Dr. Daniels' annual base salary was increased to AUD$511,680.

Melissa Tosca

In connection with Ms. Tosca’s appointment as Executive Vice President of Finance, we entered into an Offer Letter with Ms. Tosca on August 18, 2022 and effective as of September 13, 2022. Pursuant to the offer letter, Ms. Tosca receives an annual base salary of $300,000 and she is entitled to receive a performance bonus with a target of up to 25% of her annual base salary for the applicable fiscal year. Additionally, the Company granted Ms. Tosca an option to purchase up to 7,500 shares of the Company’s common stock. The option will vest with respect to one-third of the underlying shares on the one-year anniversary of the grant date, and thereafter will vest in equal monthly installments over a two-year period. Effective January 1, 2023, Ms. Tosca's annual base salary was increased to $304,479.

Stephen From
In connection with Mr. From’s appointment as Executive Chairman, on January 29, 2021, we entered into a Fourth Amended and Restated Employment Agreement with Mr. From, with a term extending until January 31, 2022 unless earlier terminated in accordance with its terms (the “Fourth A&R Agreement”). Pursuant to the Fourth A&R Agreement, Mr. From received a monthly base salary of $20,000 for the first through sixth months and $17,550 for the sixth through twelfth months. Effective upon Mr. From’s termination of employment on January 31, 2022, Mr. From became eligible to receive (i) monthly payments of $33,333.33 for eighteen months following the termination date, (ii) a lump sum cash payment of $300,000 payable on date of the last monthly payment under clause (i), (iii) 18 months of COBRA subsidy payments, and (iv) 18 months of accelerated vesting of stock options and/or restricted stock awards that are unvested at the time of termination.

Sarah Romano
On March 23, 2020, we entered into an Employment Agreement with Ms. Romano that superseded her offer letter. Pursuant to that agreement, Ms. Romano received an annual base salary of $275,000 and was entitled to receive a bonus with an annual target of up to 30% of her annual base salary. The agreement also provided that upon termination of Ms. Romano by us without Cause or by Ms. Romano for Good Reason (as such terms are defined in the agreement), Ms. Romano would be eligible to receive (i) six months of salary continuation payments, (ii) an amount equal to 0.5 multiplied by the maximum performance bonus that she would have been eligible to receive in the year of termination, assuming achievement of all applicable performance metrics at target level, (iii) six months of COBRA subsidy payments, and (iv) six months of accelerated vesting of stock options and/or restricted stock awards that are unvested at the time of termination. Ms. Romano resigned as our Chief Financial Officer effective as of February 25, 2022.

Change of Control
Each of our named executive officers is eligible to receive certain benefits in the event of a change in control or if his or her employment is terminated under certain circumstances, as described under “Potential Payments Upon Termination or Change in Control” below.

Equity Compensation
We grant stock options and restricted shares to our named executive officers as the long-term incentive component of our compensation program. Stock options allow employees to purchase shares of our Common Stock at a price per share equal to the fair market value of our Common Stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for United States federal income tax purposes. Generally, one third of the equity awards we grant vest on the first year anniversary, with the remainder vesting in equal monthly installments over 24 months, subject to the employee’s continued employment with us on the vesting date and our board of directors has discretion to provide that granted options will vest on an accelerated basis if a change of control of our company occurs, either at the time such award is granted or afterward.

Potential Payments Upon Termination or Change in Control

Brian M. Strem, Ph.D.

Pursuant to his employment agreement, if we terminate the employment of Dr. Strem without Cause or if he resigns for Good Reason, then he would be eligible to receive:
•continued payment of base salary for 3 months, which period will be extended to 6 months if the termination date is between 18 and 36 months following his start date and will be extended to 12 months if the termination date is on or after the 36-month anniversary of his start date or if termination occurs following a Change of Control (as such term is defined in his agreement);
•a lump-sum cash payment, payable no later than the last installment of his severance, equal to 0.25 multiplied by the maximum performance bonus that he would have been eligible to receive in the year of termination, which multiple will be increased to 0.5 if the termination date is between 18 and 36 months following his start date and will be increased to 1.0 if the termination date is on or after the 36-month anniversary of his start date or if termination occurs following a Change of Control;
•payment by us of monthly premiums under COBRA for up to 3 months following termination, which period will be extended to 6 months if the termination date is between 18 and 36 months following his start date and will be extended to 12 months if the termination date is on or after the 36- month anniversary of his start date or if termination occurs following a Change of Control of us; and
•3 months of accelerated vesting of stock options and/or restricted stock awards that are unvested at the time of termination, which period will be extended to 6 months if the termination date is between 18 and 36 months following his start date and will be extended to 12 months if the termination date is on or after the 36-month anniversary of his start date.
“Cause” means (i) a willful failure to perform duties, (ii) a willful failure to comply with a valid directive of the board, (iii) engagement in dishonesty, illegal conduct, or misconduct that is materially injurious to us, (iv) embezzlement, misappropriation or fraud, (v) conviction or plea to a crime that constitutes a felony or misdemeanor involving moral turpitude, (vi) material violation of our written policies or code of conduct, or (vii) material breach of a material obligation under the employment agreement or other written agreement with us.
“Good Reason” means a resignation after one of the following conditions has come into existence without the officer’s consent: (i) a material reduction in duties, authority or responsibility; (ii) a material reduction in annual base salary; or (iii) a material breach by us of his employment agreement.
Upon a Change in Control, as defined in Dr. Strem’s employment agreement, all of Dr. Strem’s outstanding unvested stock options and/or restricted stock awards would have become fully vested and immediately exercisable.

Eric J. Daniels, MD, MBA

Pursuant to his employment agreement, if we terminate the employment of Dr. Daniels’ without Cause or he resigns for Good Reason (as such terms are defined in his employment agreement), then Dr. Daniels will be eligible to receive:

•continued payment of base salary for 3 months, which period will be extended to 6 months if the termination date is on or after the 18-month anniversary of the Effective Date or if termination occurs following a Change of Control (as such term is defined in his employment agreement);

•a lump-sum cash payment, payable no later than the last installment of his severance, equal to 0.25 multiplied by the maximum performance bonus that he would have been eligible to receive in the year of termination, which multiple will be increased to 0.5 if the termination date is on or after the 18-month anniversary of the relevant effective date or if termination occurs following a Change of Control; and

•continued coverage under a private health and dental insurance plan for up to 3 months following termination, which period will be extended to 6 months if the termination date is on or after the 18-month anniversary of the relevant effective date or if termination occurs following a Change of Control.

Additionally, if we terminate Dr. Daniels’ employment without Cause or he resigns for Good Reason, then that portion of his then unvested stock options and restricted stock awards that would have otherwise become vested over the 3 month period following termination will become fully vested and immediately exercisable on the date of such termination, which period will be extended to 6 months if the termination date is on or after the 18-month anniversary of the relevant effective date. In the event that a Change of Control occurs, all of Dr. Daniels’ unvested stock options and restricted stock awards will become fully vested and immediately exercisable.

“Cause” means (i) willful failure to perform his duties, (ii) willful failure to comply with any valid directive of the board of directors, (iii) engagement in dishonesty, illegal conduct, or serious misconduct, (iv) embezzlement, misappropriation, or fraud (v) conviction or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude, (vi) material violation of the employer’s written policies or codes of conduct, or (vii) material breach of any material obligation under the employment agreement, the confidentiality agreement or any other written agreement.

“Good Reason” means a resignation after one of the following conditions has come into existence without the officer’s consent: (i) a material reduction in duties, authority or responsibility; (ii) a material reduction in annual base salary; or (iii) a material breach by us of his employment agreement.

Melissa Tosca

Pursuant to her offer letter, Ms. Tosca is not entitled to any additional consideration in the event of her termination.

Stephen From

Pursuant to his employment agreement, upon the termination Mr. From’s employment on January 31, 2022, he became entitled to receive monthly payments of $33,333.33 for 18 months following the termination date. Additionally, Mr. From became eligible to receive:
•a lump sum cash payment of $300,000 payable on date of the last monthly payment described above;
•payment by us of the monthly premiums under COBRA for Mr. From for up to 18 months following the termination; and
•18 months of accelerated vesting of stock options and/or restricted stock awards that are unvested at the time of termination.

Sarah Romano
Pursuant to her employment agreement, if we had terminated the employment of Ms. Romano without Cause or if she had resigned for Good Reason, then she would have been eligible to receive:
•continued payment of base salary for six months;
•a lump-sum cash payment equal to 0.5 multiplied by the maximum performance bonus that she would have been eligible to receive in the year of termination, assuming achievement of all applicable performance metrics at target level;
•payment by us of the monthly premiums under COBRA for Ms. Romano for up to six months following the termination; and
•six months of accelerated vesting of stock options and/or restricted stock awards that are unvested at the time of termination.
“Cause” means the officer’s unlawful or dishonest conduct, or a breach of any of her obligations made under her employment agreement, including, but to limited to, the confidentiality provisions thereof.
“Good Reason” means a resignation after one of the following conditions has come into existence without the officer’s consent: (i) a material reduction in duties, authority or responsibility; (ii) a material reduction in annual base salary; (iii) a relocation of principal place of employment that increases her one- way commute by more than 50 miles; or (iv) a material breach by us of her employment agreement.
Upon a Change in Control, as defined in Ms. Romano’s employment agreement, all of Ms. Romano’s outstanding unvested stock options and/or restricted stock awards would have become fully vested and immediately exercisable.
Ms. Romano resigned as our Chief Financial Officer without Good Reason effective February 25, 2022.

Change in Control Severance Plan
On November 27, 2017, we adopted a Change in Control Severance Plan, which we amended and restated on November 26, 2019 (as amended and restated, the “Change in Control Severance Plan”). The Change in Control Severance Plan provides us with assurance that we will have the continued

dedication of, and the availability of objective advice and counsel from, executives and other employees and promotes certainty and minimize potential disruption for our employees in the event we are faced with or undergo a change in control. All of our full-time employees are participants in the Change in Control Severance Plan, with the exception of Dr. Strem. Under the Change in Control Severance Plan, upon a termination of employment without Cause by us or for Good Reason by the employee (as such terms are defined in the Change in Control Severance Plan), in either case during the period starting on the date when the definitive agreement for a Change in Control (as defined in the Change in Control Severance Plan) is executed and ending on the six-month anniversary following the consummation of such Change in Control transaction, subject to the execution of a release of claims, our full-time employees (other than Dr. Strem) would be entitled to the following compensation and benefits:
•a lump sum severance payment equal to three weeks of such employee’s then-effective base salary rate for each year of service completed by the employee, subject to the following minimum and maximum amounts:
•for all participants that are executive officers or have the title of vice president or higher, a minimum amount equal to 26 weeks of base salary and a maximum amount equal to 52 weeks of base salary, and
•for all other participants, a minimum amount equal to eight weeks of base salary and a maximum amount equal to 26 weeks of base salary;
•a lump sum payment of the employee’s prorated annual incentive award for the year of termination, determined assuming achievement of target performance;
•the payment of any annual incentive that has been earned but not yet paid in respect of any performance period that has concluded as of the executive officer’s termination of employment; and
•payment of health insurance premiums under COBRA for six months following the date of termination, provided that all such premium payments will cease if the executive officer becomes entitled to receive health insurance coverage under another employer-provided plan.
In the event that any payments under the plan are subject to Section 280G of the Internal Revenue Code, such payments will be reduced, unless not reducing the amount would result in an after-tax benefit to the employee of at least 5% greater than the reduced amount. The Change in Control Severance Plan does not provide excise tax gross-ups on payments to participants.

Employee Benefits and Perquisites
Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees.

Outstanding Equity Awards at 2022 Fiscal Year-End
The following table shows certain information regarding outstanding equity awards held by our named executive officers as of December 31, 2022.
Generally, one-third of the options and shares of restricted stock granted to our named executive officers vest on the one-year anniversary of grant, with the remaining options or shares, as applicable, vesting monthly for two years thereafter, subject to our repurchase right in the event that the executive’s service terminates before vesting in such shares. For information regarding the vesting acceleration provisions applicable to the options held by our named executive officers, please see “Employment Agreements”
above.

Option Awards

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Vested	Number of Securities Underlying Unexercised Options (#) Unvested[7]	Option Exercise Price ($)	Option Expiration Date
Brian M Strem, Ph.D.	26-Jul-21	1,174	1,326	124.80	27-Jul-31
	1-Feb-22	—	1,876	30.62	1-Feb-32
	21-Oct-22	—	18,750	6.78	21-Oct-32
Eric J. Daniels, MD, MBA	21-Oct-21	481	769	79.60	21-Oct-31
	1-Feb-22	—	625	30.62	1-Feb-32
	21-Oct-22	—	15,000	6.78	21-Oct-32
Melissa Tosca, CPA[8]	21-Oct-22	—	5,000	6.78	21-Oct-32
All option awards were granted under our 2005 Equity Incentive Plan, or the 2005 Plan, and our 2014 Equity Incentive Plan, or the 2014 Plan.

Restricted Stock Awards

Name	Grant Date	Number of Shares of Units That Have Not Vested (#)[9]	Market Value of Shares or Units of Stock That Have Not Vested ($)[10]	Equity Incentive Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Brian M Strem, Ph.D.	21-Oct-22	12,500	42,875	—	—

Eric J. Daniels, MD, MBA	21-Oct-22	10,000	34,300	—	—

Melissa Tosca, CPA	21-Oct-22	2,500	8,575	—	—

All restricted share awards were granted under the 2014 Plan.

7 One-third of these options vest on the one-year anniversary of the grant date, with the remainder vesting in equal monthly installments over the remaining two years, subject to continued service through each applicable vesting date.
8 Ms. Tosca was appointed as Executive Vice President of Finance as of September 13, 2022.
9 One-third of these restricted shares vest on each of the one-year, two-year and three-year anniversaries of the grant date, subject to continued service through each applicable vesting date.
10 Based on a closing price of $3.43 as of December 30, 2022.

Limitations of Liability and Indemnification Matters
Our restated certificate of incorporation and our amended and restated bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, which prohibits our restated certificate of incorporation from limiting the liability of our directors for the following:
•any breach of the director’s duty of loyalty to us or our stockholders;
•acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
•unlawful payment of dividends or unlawful stock repurchases or redemptions; or
•any transaction from which the director derived an improper personal benefit.
Our restated certificate of incorporation and our amended and restated bylaws also provide that if Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended. This limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.
Our restated certificate of incorporation and our amended and restated bylaws also provide that we shall have the power to indemnify our employees and agents to the fullest extent permitted by law. Our amended and restated bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity, regardless of whether our amended and restated bylaws would permit indemnification. We have obtained directors’ and officers’ liability insurance.
We entered into separate indemnification agreements with our directors and executive officers, in addition to indemnification provided for in our restated certificate of incorporation and amended and restated bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for certain expenses, judgments, fines and settlement amounts, among others, incurred by such person in any action or proceeding arising out of such person’s services as a director or executive officer in any capacity with respect to any employee benefit plan or as a director, partner, trustee or agent of another entity at our request. We believe that these provisions in our restated certificate of incorporation and amended and restated bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.
The above description of the indemnification provisions of our restated certificate of incorporation, our amended and restated bylaws and our indemnification agreements is not complete and is qualified in its entirety by reference to these documents.
The limitation of liability and indemnification provisions in our restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Pay Versus Performance
We are providing the following information about the relationship between executive compensation actually paid and certain financial performance of our company as required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K.

Year	Summary Compensation Table Total for first Principal Executive Officer (“PEO”)	Summary Compensation Table Total for second PEO	Summary Compensation Table Total for third PEO	Compensation Actually Paid to first PEO	Compensation Actually Paid to second PEO	Compensation Actually Paid to third PEO	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (“NEOs”)	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (“TSR”)	Net Loss (thousands)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
2022	$—	$381,852	$714,182	$—	$335,670	$562,515	$425,341	$318,452	$(69)	$(13,584)
2021	$581,457	$463,022	$443,981	$425,865	$324,752	$284,906	$334,156	$229,213	$(94)	$(13,771)

(1)The dollar amounts reported in columns (b), (c) and (d) are the amounts of total compensation reported for Franz Obermayr, Ph.D., our former Acting Chief Executive Officer between February 1, 2021 and July 23, 2021 (shown as first PEO), Mr. From, our former Chief Executive Officer until January 31, 2021 and Executive Chairman from February 1, 2021 through January 31, 2022 (shown as second PEO), and Dr. Strem, our President and Chief Executive Officer from July 24, 2021 to present (shown as third PEO), for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation—Summary Compensation Table”. For Dr. Obermayr's compensation with respect to the fiscal year ended December 31, 2021, refer to "Executive Compensation—Summary Compensation Table" from our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 15, 2022, which is incorporated herein by reference.

(2)The dollar amounts reported in columns (e), (f) and (g) represent the amount of “compensation actually paid” to Dr. Obermayr (shown as first PEO), Mr From (shown as second PEO) and Dr. Strem (shown as third PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Obermayr, Mr. From or Dr. Strem during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Dr. Obermayr, Mr. From and Dr. Strem’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for first PEO ($)	Exclusion of Equity Awards Reported in Summary Compensation Table (a) ($)	Equity Award Adjustments (b) ($)	Compensation Actually Paid to first PEO ($)
2022	$—	$—	$—	$—
2021	$581,457	$(172,500)	$16,908	$425,865

Year	Reported Summary Compensation Table Total for second PEO ($)	Exclusion of Equity Awards Reported in Summary Compensation Table (a) ($)	Equity Award Adjustments (b) ($)	Compensation Actually Paid to second PEO ($)
2022	$381,852	$—	$(46,182)	$335,670
2021	$463,022	$(57,730)	$(80,540)	$324,752

Year	Reported Summary Compensation Table Total for third PEO ($)	Exclusion of Equity Awards Reported in Summary Compensation Table (a) ($)	Equity Award Adjustments (b) ($)	Compensation Actually Paid to third PEO ($)
2022	$714,182	$(249,250)	$97,583	$562,515
2021	$443,981	$(274,750)	$115,675	$284,906

(a)The grant date fair value of equity awards represents the sum of the totals of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

(b)The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year for first PEO ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years for first PEO ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year for first PEO ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year for first PEO ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year for first PEO ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation for first PEO ($)	Total Equity Award Adjustments for first PEO ($)
2022	$—	$—	$—	$—	$—	$—	$—
2021	$16,908	$—	$—	$—	$—	$—	$16,908

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year for second PEO ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years for second PEO ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year for second PEO ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year for second PEO ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year for second PEO ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation for second PEO ($)	Total Equity Award Adjustments for second PEO ($)
2022	$—	$(16,160)	$—	$(30,022)	$—	$—	$(46,182)
2021	$9,711	$(31,914)	$—	$(58,337)	$—	$—	$(80,540)

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year for third PEO ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years for third PEO ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year for third PEO ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year for third PEO ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year for third PEO ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation for third PEO ($)	Total Equity Award Adjustments for third PEO ($)
2022	$94,383	$1,697	$—	$1,503	$—	$—	$97,583
2021	$115,675	$—	$—	$—	$—	$—	$115,675

(3)The dollar amounts reported in column (h) represent the average of the amounts reported for our company’s named executive officers as a group (excluding the PEO's) in the “Total” column of the Summary Compensation Table in each applicable year.

(4)The dollar amounts reported in column (i) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding the PEO's), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the named executive officers as a group (excluding the PEO's) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the named executive officers as a group (excluding the PEO's) for each year to determine the compensation actually paid, using the same methodology described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Exclusion of Average Reported Value of Equity Awards Reported in the Summary Compensation Table for Non-PEO NEOs ($)	Average Equity Award Adjustments for Non-PEO NEOs (a) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	$425,341	$(128,331)	$21,442	$318,452
2021	$334,156	$(130,215)	$25,272	$229,213

(a)The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Average Equity Award Adjustments ($)
2022	$32,665	$(6,004)	$—	$(5,219)	$—	$—	$21,442
2021	$45,572	$(5,693)	$—	$(14,607)	$—	$—	$25,272

(5)Cumulative TSR reported in column (j) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our company’s share price at the end and the beginning of the measurement period by our company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2021 or 2022.

(6)The dollar amounts reported in column (k) represent the amount of net loss reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table
We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Income (Loss)
Our company has not historically looked to net income (loss) as a performance measure for our executive compensation program. Our net loss was approximately $(13.8) million in 2021 and approximately $(13.6) million in 2022.

Compensation Actually Paid and Cumulative TSR
As shown in the following graph, the compensation actually paid to the PEOs and the average amount of compensation actually paid to our non-PEO NEOs as a group (excluding the PEOs) during the periods presented do not have significant correlation given that a significant portion of their compensation is in the form of long-term equity awards. However, equity awards values are significantly impacted by changes in our stock price each period. These equity awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

Compensation Actually Paid and Cumulative TSR
-64
-80
-96
TSR
$600,000
$300,000
$—
Compensation
12/31/21
12/31/22
First PEO
Second PEO
Third PEO
Average Non-PEO NEO's
Investment Value

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing

Report of the Compensation Committee
Under rules of the Securities and Exchange Commission, as a Smaller Reporting Company, we are not required to provide a report of the Compensation Committee.

Director Compensation
We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our board of directors. In setting director compensation, the board of directors and the compensation committee consider the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the board of directors. Brian M. Strem, Ph.D., our President and Chief Executive Officer, receives no compensation for his service as a director, and Stephen From, our former Executive Chairman, received no compensation for his service as a director.
Each independent member of our board of directors who is not our employee is entitled to receive the following cash compensation for board services, as applicable:
•$40,000 per year for service as a board member;
•$60,000 per year for service as non-executive chairman or lead independent director of the board of directors;
•$15,000 per year for service as chairman of the audit committee;
•$15,000 per year for service as chairman of the compensation committee;
•$7,500 per year for service as chairman of the nominating and corporate governance committee;
•$10,000 per year for service as non-chairman member of the audit committee;
•$7,500 per year for service as non-chairman member of the compensation committee; and
•$5,000 per year for service as non-chairman member of the nominating and corporate governance committee.
The amounts listed above will be reduced proportionally to the extent that a director attends, either telephonically or in person, fewer than 75% of the meetings of the board or committees on which such director serves, as applicable.
Each new independent non-employee member of our board of directors that is elected to our board of directors will receive a grant of non-statutory stock options under the 2014 Equity Incentive Plan. Such option will be granted following his or her initial election to the board of directors and will be a non- statutory stock option to purchase shares of Common Stock with an exercise price equal to the fair market value of our Common Stock on the grant date. These initial option grants will vest with respect to one-third (1/3) of the underlying shares on the first anniversary of the applicable grant date and ratably in monthly installments over the following 24 months. For purposes of our director grant program, an independent non- employee director is a director who is not employed by us and who does not receive compensation from us (excluding the non-employee director compensation described above) or have a business relationship with us that would require disclosure under certain Securities and Exchange Commission rules, and who has been determined to be independent under applicable Nasdaq rules by our board of directors.
In addition, each non-employee director is eligible to receive an annual non-statutory stock option to purchase 8,000 shares of our Common Stock with an exercise price equal to the fair market value of our Common Stock on the grant date. Automatic annual grants vest in full on the one-year anniversary of the grant date.
All options granted to the non-employee directors as described above will have a maximum term of ten years.
We also reimburse our non-employee directors for their reasonable out-of-pocket expenses incurred in attending board of directors and committee meetings.

Director Compensation Table
The following table presents the compensation provided by us to the non-employee directors who served during the fiscal year ended December 31, 2022.

Name [11,12,13]	Fees earned or paid in cash	Option awards	Total
Paul Chaney	$75,000	$3,408	$78,408
Kenneth Gayron	$62,500	$3,408	$65,908
David Hollander, MBA, MD	$47,500	$6,150	$53,650
Aron Shapiro	$47,292	$3,408	$50,700
Praveen Tyle, Ph.D	$65,000	$3,408	$68,408
Erin Parsons[14]	$52,500	$6,134	$58,634

11 Brian M. Strem, Ph.D., our President and Chief Executive Officer, is not included in this table as Dr. Strem is our employee, and thus received no compensation for his service as directors. The compensation received by Dr. Strem as an employee of the Company is shown in the Summary Compensation Table earlier in this proxy statement.
12 Based on the aggregate grant date fair value computed awards in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation” excluding the impact of estimated forfeitures. Assumptions used in the calculation of this amount are summarized in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Critical Accounting Policies and Significant Judgments and Estimates” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
13 The aggregate number of option awards outstanding at our 2022 fiscal year end and held by the non-employee directors as of that date were as follows: 475 for Mr. Chaney, 225 for Mr. Gayron, 225 for Dr. Hollander, 225 for Mr. Shapiro, 466 for Dr. Tyle and 225 for Ms. Parsons.
14 Ms. Parsons was appointed to the board of directors effective January 31, 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our Common Stock as of July 1, 2023, by:
•each of our named executive officers;
•each of our directors;
•all of our directors and executive officers as a group; and
•each person or group of affiliated persons known by us to beneficially own more than 5% of our Common Stock.
Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchgange Commission. In general, a person is deemed to be the beneficial owner of (i) any shares of our Common Stock over which such person has sole or shared voting power or investment power, plus (ii) any shares which such person has the right to acquire beneficial ownership of within 60 days of July 1, 2023, whether through the exercise of options, warrants or otherwise.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Shares	Percent (2)
5% or Greater Stockholders
Lincoln Park Capital Fund, LLC(3)	454,044	6.25%
440 North Wells, Suite 410, Chicago IL 60654
Lind Global Fund II LP(4)	728,654	9.99%
444 Madison Ave, Floor 41, New York, NY 10022

Named Executive Officers, Directors and Nominees (1)
Brian M. Strem, Ph.D.(5)	31,457	*
Eric Daniels, MD, MBA(6)	26,915	*
Melissa Tosca(7)	4,900	*
Paul Chaney(8)	627	*
Kenneth Gayron(9)	203	*
David Hollander, MD, MBA(10)	175	*
Erin Parsons(11)	175	*
Aron Shapiro(12)	197	*
Praveen Tyle, Ph.D.(13)	571	*
All current executive officers, directors and nominees as a group (total 9 persons)(14)	65,220

*    Represents beneficial ownership of less than one percent (1%) of our outstanding Common Stock.
(1)Unless otherwise indicated, the address of each beneficial owner listed below is c/o Kiora Pharmaceuticals, Inc., 332 Encinitas Boulevard, Suite 102, Encinitas, CA 92024.
(2)Based on 6,910,720 shares of Common Stock outstanding on July 1, 2023 together with the applicable options and warrants for each stockholder that are exercisable within 60 days.
(3)This information is based on a holdings confirmation provided by Lincoln Park Capital, LLC. Consists of (i) 104,698 shares of Common Stock, and (iii) warrants to purchase 349,346 shares of Common Stock, subject to a 9.99% beneficial ownership limitation on the exercise of warrants.
(4)This information is based in part upon a Schedule 13G filed jointly by Lind Global Fund II LP, Lind Global Partners II LLC, and Jeff Easton, with Securities and Exchange Commission on June 13, 2023. Consists of (i) 345,510 shares of Common Stock, (ii) warrants to purchase 1,818,180 shares of Common Stock, subject to a 9.99% beneficial ownership limitation, and (iii) shares of Series F Convertible Preferred Stock convertible into 563,580 shares of Common Stock, subject to a 9.99% beneficial ownership limitation. The number of shares reported as being beneficially owned reflects the application of such beneficial ownership limitations.
(5)Consists of 28,783 shares held and 2,674 shares issuable pursuant to stock options exercisable within 60 days of July 1, 2023.
(6)Consists of 25,838 shares held and 1,077 shares issuable pursuant to stock options exercisable within 60 days of July 1, 2023.
(7)Consists of 4,900 shares held.
(8)Consists of 152 shares held and 475 shares issuable pursuant to stock options exercisable within 60 days of July 1, 2023.
(9)Consists of 203 shares issuable pursuant to stock options exercisable within 60 days of July 1, 2023.
(10)Consists of 175 shares issuable pursuant to stock options exercisable within 60 days of July 1, 2023.
(11)Consists of 175 shares issuable pursuant to stock options exercisable within 60 days of July 1, 2023.
(12)Consists of 197 shares issuable pursuant to stock options exercisable within 60 days of July 1, 2023.
(13)Consists of 105 shares held and 466 shares issuable pursuant to stock options exercisable within 60 days of July 1, 2023.
(14)Consists of (i) 59,778 shares held and (ii) 5,442 shares issuable pursuant to stock options exercisable within 60 days of July 1, 2023.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2022 concerning the number of shares of Common Stock issuable under our existing equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders[15]	298,848	$17.01	11,175
Equity compensation plans not approved by security holders	—	—	—
Total	298,848	$17.01	11,175

EXPENSES OF SOLICITATION
We will pay the entire expense of soliciting proxies for the Special Meeting. In addition to solicitations by mail, certain of our directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. In addition, banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them as of the Record Date, and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING
Stockholder proposals intended to be presented at our 2024 annual meeting of stockholders must be received by us on or before December 30, 2023 or, if the date of such 2024 annual meeting of stockholders changes by more than 30 days from the date of this year’s Annual Meeting, a reasonable time before we begin to print and send proxy materials, in order to be considered for inclusion in our proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in our proxy statement and form of proxy and should be mailed to: Secretary, Kiora Pharmaceuticals, Inc., 332 Encinitas Boulevard, Suite 102, Encinitas, CA 92024.
Our By-laws provide that any stockholder of record wishing to nominate an individual for director or have a stockholder proposal that is not included in our proxy statement considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to our Secretary at our principal executive office not less than 45 days or not more than 75 days prior to the first anniversary of the date when we first mailed proxy materials for the preceding year’s annual meeting to stockholders. In the event, however, that the annual meeting is scheduled to be held more than 30 days before the first anniversary of the preceding year’s annual meeting or more than 30 days after such anniversary date, notice must be delivered not later than the later of (i) 10 days following the date of public announcement of the date of such meeting or (ii) 90 days prior to the date of such meeting. Proxies solicited by the board of directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of
15 Consists of our 2014 Plan and our 2005 Plan.

the Securities and Exchange Commission governing the exercise of this authority. In order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2024 annual meeting, notice must be submitted by the same deadline as discussed above under the advance notice provision of our By-laws and must include the information in the notice required by our By-laws and by Rule 14a-19(b)(2) under the Securities Exchange Act of 1934, as amended.

SUBMISSION OF SECURITYHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES
Our nominating and corporate governance committee identifies, evaluates and recommends director candidates to our board of directors for nomination. The process followed by the nominating and corporate governance committee to identify and evaluate director candidates includes requests to current directors and others for recommendations, meetings to evaluate potential candidates and interviews of selected candidates. The Company does not pay any fees to third parties to identify or evaluate potential nominees.
Our nominating and corporate governance committee will evaluate all such proposed director candidates, including those recommended by security holders in compliance with the procedures established by our nominating and corporate governance committee, in the same manner, with no regard to the source of the initial recommendation of such proposed director candidate. When considering a potential candidate for membership on the board of directors, our nominating and corporate governance committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the board of directors, all facts and circumstances that the nominating and corporate governance committee deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the board of directors. At a minimum, each nominee must have high personal and professional integrity, have demonstrated ability and judgment, and be effective, in conjunction with the other directors and nominees, in collectively serving the long-term interests of the stockholders. In addition, the nominating and corporate governance committee will recommend that the board select persons for nomination to help ensure that a majority of the board shall be “independent” in accordance with Nasdaq rules and each of its audit, compensation and nominating and corporate governance committees shall be comprised entirely of independent directors; provided, however, in accordance with Nasdaq rules, under exceptional and limited circumstances, if a committee has at least three members, the board may appoint one individual to such committee who does not satisfy the independence standards. The nominating and corporate governance committee may consider whether the nominee, if elected, assists in achieving a mix of board members that represents a diversity of background and experience. The nominating and corporate governance committee also may consider whether the nominee has direct experience in the biotechnology, pharmaceutical and/or life sciences industries or in the markets in which the Company operates.
All security holder recommendations for director candidates must be submitted in writing to our Secretary at Kiora Pharmaceuticals, Inc., 332 Encinitas Boulevard, Suite 102, Encinitas, CA 92024, who will forward all recommendations to the nominating and corporate governance committee. All security holder recommendations for director candidates must be submitted to us not less than 120 calendar days prior to the anniversary of the date on which our proxy statement was released to security holders in connection with the previous year’s annual meeting. All security holder recommendations for director candidates must include:
•the name and address of record of the security holder,
•a representation that the security holder is a record holder of our securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934,
•the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate,

•a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for board membership approved by the board of directors and set forth in the nominating and corporate governance committee charter,
•a description of all arrangements or understandings between the security holder and the proposed director candidate,
•the consent of the proposed director candidate to be named in the proxy statement, to have all required information regarding such director candidate included in the proxy statement, and to serve as a director if elected, and
•any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS
Owners of Common Stock in street name who share an address may receive only one proxy statement. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate notice of internet availability of proxy materials, annual report or proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at Kiora Pharmaceuticals, Inc., 332 Encinitas Boulevard, Suite 102, Encinitas, CA 92024 or by telephone at (858) 224-9600. In addition, any stockholder who receives multiple copies at the same address can request delivery of a single copy by notifying our investor relations department pursuant to the contact information provided above.

OTHER MATTERS
The board of directors does not know of any matters, other than those described in this Proxy Statement that will be presented for action at the Special Meeting.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE BEFORE THE SPECIAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.
OUR ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2022, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND PROVIDES ADDITIONAL INFORMATION ABOUT US. IT IS AVAILABLE ON THE INTERNET AT WWW.KIORAPHARMA.COM AND IT IS AVAILABLE TO BENEFICIAL AND RECORD HOLDERS OF OUR COMMON STOCK AT WWW.PROXYVOTE.COM. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2022 AND ANY EXHIBITS THERETO TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO KIORA PHARMACEUTICALS, INC., 332 ENCINITAS BOULEVARD, SUITE 102, ENCINITAS, CA 92024.
A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE SPECIAL MEETING WILL BE AVAILABLE FOR INSPECTION BY STOCKHOLDERS DURING REGULAR BUSINESS HOURS AT OUR OFFICES AND THE OFFICES OF OUR TRANSFER AGENT DURING THE TEN DAYS PRIOR TO THE SPECIAL MEETING AS WELL AS AT THE SPECIAL MEETING.

Appendix A

KIORA PHARMACEUTICALS, INC.
2014 EQUITY INCENTIVE PLAN
(marked to show proposed amendments)

ARTICLE 1. INTRODUCTION.
The Board adopted the Plan to become effective immediately, although no Awards may be granted prior to the Registration Date. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Service Providers to focus on critical long-range corporate objectives, (b) encouraging the attraction and retention of Service Providers with exceptional qualifications and (c) linking Service Providers directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute ISOs or NSOs), SARs, Restricted Shares, Stock Units and Performance Cash Awards.
ARTICLE 2. ADMINISTRATION.
2.1 General. The Plan may be administered by the Board or one or more Committees. Each Committee shall have the authority and be responsible for such functions as have been assigned to it.
2.2 Section 162(m). To the extent an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m), the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Code Section 162(m).
2.3 Section 16. To the extent desirable to qualify transactions hereunder as exempt under Exchange Act Rule 16b-3, the transactions contemplated hereunder will be approved by the entire Board or a Committee of two or more “non-employee directors” within the meaning of Exchange Act Rule 16b-3.
2.4 Powers of Administrator. Subject to the terms of the Plan, and in the case of a Committee, subject to the specific duties delegated to the Committee, the Administrator shall have the authority to (a) select the Service Providers who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) determine whether and to what extent any Performance Goals have been attained, (d) interpret the Plan and Awards granted under the Plan, (e) make, amend and rescind rules relating to the Plan and Awards granted under the Plan, including rules relating to sub-plans established for the purposes of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws, (f) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant of any Common Shares issued pursuant to an Award, including restrictions under an insider trading policy and restrictions as to the use of a specified brokerage firm for such resales, and (g) make all other decisions relating to the operation of the Plan and Awards granted under the Plan.
2.5 Effect of Administrator’s Decisions. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.
2.6 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions).
ARTICLE 3. SHARES AVAILABLE FOR GRANTS.
3.1 Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Common Shares issued under the Plan shall not exceed the sum of (a) 1,297,363~~8,806,005~~ Common Shares, which includes (i) the 1,214 ~~48,573~~ Common Shares originally reserved and available for issuance under the Plan, plus (ii) 80,732 ~~164,098~~ Common Shares previously added through January 1, 2023 in accordance with the evergreen provision of Section 3.2 of the Plan, plus (iii) an additional 417 ~~16,667~~ Common Shares reserved and available for issuance under the Plan in accordance with an amendment dated as of June 21, 2017, plus (iv) an additional 10,000 ~~400,000~~ Common Shares reserved and available for issuance under the

Plan in accordance with an amendment dated as of July 20, 2018, plus (v) an additional 5,000 ~~200,000~~ Common Shares reserved and available for issuance under the Plan in accordance with an amendment dated as of June 24, 2021, plus (vi) an additional 200,000 ~~8,000,000~~ Common Shares reserved and available for issuance under the Plan in accordance with an amendment dated as of September 23, 2022, plus (vii) an additional 1,000,000 Common Shares reserved and available for issuance under the Plan in accordance with an amendment dated as of August 31, 2023, and (b) the additional Common Shares described in Articles 3.2 and 3.3. The number of Common Shares that are subject to Stock Awards outstanding at any time under the Plan may not exceed the number of Common Shares that then remain available for issuance under the Plan. The numerical limitations in this Article 3.1 shall be subject to adjustment pursuant to Article 9.
3.2 Annual Increase in Shares. As of the first business day of each fiscal year of the Company during the term of the Plan, commencing on the first day of the Company’s 2016 fiscal year, the aggregate number of Common Shares that may be issued under the Plan shall automatically increase by a number equal to the least of (a) 4% of the total number of Common Shares outstanding on the last calendar day of the prior fiscal year, ~~(b) subject to adjustment under Article 9, 4,000,000 Common Shares,~~ or (b~~c~~) a number of Common Shares determined by the Board.
3.3 Shares Returned to Reserve. To the extent that Options, SARs or Stock Units granted under this Plan are forfeited or expire for any other reason before being exercised or settled in full, the Common Shares subject to such Options, SARs or Stock Units shall again become available for issuance under the Plan. If SARs are exercised, then only the number of Common Shares (if any) actually issued to the Participant in settlement of such SARs shall reduce the number available under Article 3.1 and the balance shall again become available for issuance under the Plan. If Stock Units are settled, then only the number of Common Shares (if any) actually issued to the Participant in settlement of such Stock Units shall reduce the number available under Article 3.1 and the balance shall again become available for issuance under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options or otherwise under the Plan are reacquired by the Company pursuant to a forfeiture provision, repurchase right or for any other reason prior to the shares having become vested, then such Common Shares shall again become available for issuance under the Plan. Common Shares applied to pay the Exercise Price of Options or to satisfy tax withholding obligations related to any Award shall again become available for issuance under the Plan. To the extent that an Award is settled in cash rather than Common Shares, the cash settlement shall not reduce the number of Shares available for issuance under the Plan.
3.4 Awards Not Reducing Share Reserve in Article 3.1. Any dividend equivalents paid or credited under the Plan with respect to Stock Units shall not be applied against the number of Common Shares that may be issued under the Plan, whether or not such dividend equivalents are converted into Stock Units. In addition, Common Shares subject to Substitute Awards granted by the Company shall not reduce the number of Common Shares that may be issued under Article 3.1, nor shall shares subject to Substitute Awards again be available for Awards under the Plan in the event of any forfeiture, expiration or cash settlement of such Substitute Awards.
3.5 Code Section 162(m) and 422 Limits. Subject to adjustment in accordance with Article 9:
~~(a) The aggregate number of Common Shares subject to Options and SARs that may be granted under this Plan during any fiscal year to any one Participant shall not exceed 66,667, except that the Company may grant to a new Employee in the fiscal year in which his or her Service as an Employee first commences Options and/or SARs that cover (in the aggregate) up to an additional 66,667 Common Shares;~~
~~(b) The aggregate number of Common Shares subject to Restricted Share awards and Stock Units that may be granted under this Plan during any fiscal year to any one Participant shall not exceed 66,667, except that the Company may grant to a new Employee in the fiscal year in which his or her Service as an Employee first commences Restricted Share awards and Stock Units that cover (in the aggregate) up to an additional 66,667 Common Shares;~~
(a~~c~~) No Participant shall be paid more than $6 million in cash in any fiscal year pursuant to Performance Cash Awards granted under the Plan; and

(b~~d~~) No more than 1,297,363~~8,806,005~~ Common Shares plus the additional Common Shares described in Article 3.2 may be issued under the Plan upon the exercise of ISOs.
ARTICLE 4. ELIGIBILITY.
4.1 Incentive Stock Options. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the additional requirements set forth in Code Section 422(c)(5) are satisfied.
4.2 Other Awards. Awards other than ISOs may only be granted to Service Providers.
ARTICLE 5. OPTIONS.
5.1 Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is intended to be an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.
5.2 Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option, which number shall adjust in accordance with Article 9.
5.3 Exercise Price. Each Stock Option Agreement shall specify the Exercise Price, which shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to an Option that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A and, if applicable, Code Section 424(a).
5.4 Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become vested and/or exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that, except to the extent necessary to comply with applicable foreign law, the term of an Option shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated vesting and/or exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service.
5.5 Death of Optionee. After an Optionee’s death, any vested and exercisable Options held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable Options held by the Optionee may be exercised by his or her estate.
5.6 Modification or Assumption of Options. Within the limitations of the Plan, the Administrator may modify, reprice, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his or her rights or obligations under such Option.
5.7 Buyout Provisions. The Administrator may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Administrator shall establish.
5.8 Payment for Option Shares. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased.

In addition, the Administrator may, in its sole discretion and to the extent permitted by applicable law, accept payment of all or a portion of the Exercise Price through any one or a combination of the following forms or methods:
(a) Subject to any conditions or limitations established by the Administrator, by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee with a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Common Shares as to which such Option will be exercised;
(b) By delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company;
(c) Subject to such conditions and requirements as the Administrator may impose from time to time, through a net exercise procedure;
(d) By delivering a full-recourse promissory note, on such terms approved by the Administrator; or
(e) Through any other form or method consistent with applicable laws, regulations and rules.
ARTICLE 6. STOCK APPRECIATION RIGHTS.
6.1 SAR Agreement. Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical.
6.2 Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains, which number shall adjust in accordance with Article 9.
6.3 Exercise Price. Each SAR Agreement shall specify the Exercise Price, which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant. The preceding sentence shall not apply to a SAR that is a Substitute Award granted in a manner that would satisfy the requirements of Code Section 409A.
6.4 Exercisability and Term. Each SAR Agreement shall specify the date when all or any installment of the SAR is to become vested and exercisable. The SAR Agreement shall also specify the term of the SAR; provided that except to the extent necessary to comply with applicable foreign law, the term of a SAR shall not exceed 10 years from the date of grant. A SAR Agreement may provide for accelerated vesting and exercisability upon certain specified events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service.
6.5 Exercise of SARs. Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Administrator shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, not exceed the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date when a SAR expires, the Exercise Price is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion. A SAR Agreement may also provide for an automatic exercise of the SAR on an earlier date.
6.6 Death of Optionee. After an Optionee’s death, any vested and exercisable SARs held by such Optionee may be exercised by his or her beneficiary or beneficiaries. Each Optionee may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Optionee’s death. If no beneficiary was designated or if no designated beneficiary survives the Optionee, then any vested and exercisable SARs held by the Optionee at the time of his or her death may be exercised by his or her estate.

6.7 Modification or Assumption of SARs. Within the limitations of the Plan, the Administrator may modify, reprice, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Optionee, impair his or her rights or obligations under such SAR.
ARTICLE 7. RESTRICTED SHARES.
7.1 Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.
7.2 Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Administrator may determine, including (without limitation) cash, cash equivalents, property, cancellation of other equity awards, full-recourse promissory notes, past services and future services, and such other methods of payment as are permitted by applicable law.
7.3 Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting and/or other conditions as the Administrator may determine. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. Such conditions, at the Administrator’s discretion, may include one or more Performance Goals. A Restricted Stock Agreement may provide for accelerated vesting upon certain specified events.
7.4 Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders, unless the Administrator otherwise provides. A Restricted Stock Agreement, however, may require that any cash dividends paid on Restricted Shares (a) be accumulated and paid when such Restricted Shares vest, or (b) be invested in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the shares subject to the Stock Award with respect to which the dividends were paid. In addition, unless the Administrator provides otherwise, if any dividends or other distributions are paid in Common Shares, such Common Shares shall be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid.
ARTICLE 8. STOCK UNITS.
8.1 Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.
8.2 Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.
8.3 Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting, as determined by the Administrator. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. Such conditions, at the Administrator’s discretion, may include one or more Performance Goals. A Stock Unit Agreement may provide for accelerated vesting upon certain specified events.
8.4 Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, Stock Units awarded under the Plan may, at the Administrator’s discretion, provide for a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents shall be subject to the same conditions and restrictions as the Stock Units to which they attach.
8.5 Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Administrator. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors, including Performance Goals. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units shall be settled in such manner and at such time(s) as specified in the Stock Unit Agreement. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 9.
8.6 Death of Recipient. Any Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of Stock Units under the Plan may designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units that become payable after the recipient’s death shall be distributed to the recipient’s estate.
8.7 Modification or Assumption of Stock Units. Within the limitations of the Plan, the Administrator may modify or assume outstanding stock units or may accept the cancellation of outstanding stock units (whether granted by the Company or by another issuer) in return for the grant of new Stock Units for the same or a different number of shares or in return for the grant of a different type of Award. The foregoing notwithstanding, no modification of a Stock Unit shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Unit.
8.8 Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.
ARTICLE 9. ADJUSTMENTS; DISSOLUTIONS AND LIQUIDATIONS; CORPORATE TRANSACTIONS.
9.1 Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding proportionate adjustments shall automatically be made in each of the following:
(a) The number and kind of shares available for issuance under Article 3, including the numerical share limits in Articles 3.1, 3.2 and 3.5;
(b) The number and kind of shares covered by each outstanding Option, SAR and Stock Unit; and
(c) The Exercise Price applicable to each outstanding Option and SAR, and the repurchase price, if any, applicable to Restricted Shares.
In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Administrator shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Any adjustment in the number of and kind of shares subject to an Award under this Article 9.1 shall be rounded down to the nearest whole share, although the Administrator in its sole discretion may make a cash payment in lieu of a fractional share. Except as provided in this Article 9, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.
9.2 Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

9.3 Corporate Transactions. In the event that the Company is a party to a merger, consolidation, or a Change in Control (other than one described in Article 14.6(d)), all Common Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Administrator, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or portions thereof) in an identical manner. Unless an Award Agreement provides otherwise, the treatment specified in the transaction agreement or by the Administrator shall include (without limitation) one or more of the following with respect to each outstanding Award:
(a) The continuation of such outstanding Awards by the Company (if the Company is the surviving entity);
(b) The assumption of such outstanding Awards by the surviving entity or its parent, provided that the assumption of an Option or a SAR shall comply with applicable tax requirements;
(c) The substitution by the surviving entity or its parent of an equivalent award for outstanding Awards (including, but not limited to, an award to acquire the same consideration paid to the holders of Common Shares in the transaction), provided that the substitution of an Option or a SAR shall comply with applicable tax requirements;
(d) The cancellation of outstanding Options and SARs without payment of any consideration. The Optionees shall be able to exercise such Options and SARs (to the extent the Options and SARs are vested or become vested as of the effective date of the transaction) during a period of not less than five full business days preceding the closing date of the transaction, unless (i) a shorter period is required to permit a timely closing of the transaction and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of the transaction;
(e) Full exercisability of outstanding Options and SARs and full vesting of the Common Shares subject to Options and SARs, followed by cancellation of such Options and SARs. The full exercisability of such Options and SARs and full vesting of such Common Shares may be contingent on the closing of the transaction. The Optionees shall be able to exercise such Options and SARs during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (i) a shorter period is required to permit a timely closing of such merger or consolidation and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of such merger or consolidation;
(f) The cancellation of the Options and SARs and a payment to the Optionee with respect to each Share subject to the portion of the Award that is vested as of the transaction date equal to the excess of (A) the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction, over (B) the per-share Exercise Price of the Option or SAR (such excess, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Spread. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares, but only to the extent the application of such provisions does not adversely affect the status of the Option or SAR as exempt from Code Section 409A. If the Spread applicable to an Option or SAR is zero or a negative number, then the Option or SAR may be cancelled without making a payment to the Optionee;
(g) The cancellation of outstanding Stock Units and a payment to the holder thereof with respect to each Common Share subject to the Stock Unit (whether or not such Stock Unit is then vested) equal to the value, as determined by the Administrator in its absolute discretion, of the property (including cash) received by the holder of a Common Share as a result of the transaction (the “Transaction Value”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving entity or its parent having a value equal to the Transaction Value. In addition, such payment may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Stock Units would have vested, and if required under applicable tax rules, such payment may be deferred until the settlement date specified in the Stock Unit Agreement. In addition, any escrow, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Common Shares. In the event that a Stock Unit is subject to Code Section 409A, the payment described in this clause (g) shall be made on the settlement date specified in the applicable Stock Unit Agreement, provided that settlement may be accelerated in accordance with Treasury Regulation Section 1.409A-3(j)(4); or
(h) The assignment of any reacquisition or repurchase rights held by the Company in respect of an Award of Restricted Shares to the surviving entity or its parent, with corresponding proportionate adjustments made to the price per share to be paid upon exercise of any such reacquisition or repurchase rights.
For avoidance of doubt, the Administrator shall have the discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to provide for the acceleration of vesting upon the occurrence of a Change in Control, whether or not the Award is to be assumed or replaced in the transaction, or in connection with a termination of the Participant’s Service following a transaction.
Any action taken under this Article 9.3 shall either preserve an Award’s status as exempt from Code Section 409A or comply with Code Section 409A.
ARTICLE 10. OTHER AWARDS.
10.1 Performance Cash Awards. A Performance Cash Award is a cash award that may be granted subject to the attainment of specified Performance Goals during a Performance Period. A Performance Cash Award may also require the completion of a specified period of continuous Service. The length of the Performance Period, the Performance Goals to be attained during the Performance Period, and the degree to which the Performance Goals have been attained shall be determined conclusively by the Administrator. Each Performance Cash Award shall be set forth in a written agreement or in a resolution duly adopted by the Administrator which shall contain provisions determined by the Administrator and not inconsistent with the Plan. The terms of various Performance Cash Awards need not be identical.
10.2 Awards Under Other Plans. The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.
ARTICLE 11. LIMITATION ON RIGHTS.
11.1 Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Service Provider. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Service Provider at any time, with or without cause, subject to applicable laws, the Company’s Restated Certificate of Incorporation and Amended and Restated Bylaws and a written employment agreement (if any).
11.2 Stockholders’ Rights. Except as set forth in Article 7.4 or 8.4 above, a Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.
11.3 Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed necessary by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Common Shares as to which such requisite authority will not have been obtained.
11.4 Transferability of Awards. The Administrator may, in its sole discretion, permit transfer of an Award in a manner consistent with applicable law. Unless otherwise determined by the Administrator, Awards shall be transferable by a Participant only by (a) beneficiary designation, (b) a will or (c) the laws of descent and distribution. An ISO may only be transferred by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.
11.5 Other Conditions and Restrictions on Common Shares. Any Common Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Administrator may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Common Shares generally. In addition, Common Shares issued under the Plan shall be subject to such conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage.
ARTICLE 12. TAXES.
12.1 General. As a condition to an Award under the Plan, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any federal, state, local or foreign withholding tax obligations that arise in connection with any Award granted under the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.
12.2 Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Administrator may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when they are withheld or surrendered. Any payment of taxes by assigning Common Shares to the Company may be subject to restrictions including any restrictions required by SEC, accounting or other rules.
12.3 Section 162(m) Matters. The Administrator, in its sole discretion, may determine whether an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m). The Administrator may grant Awards that are based on Performance Goals but that are not intended to qualify as performance-based compensation. With respect to any Award that is intended to qualify as performance-based compensation, the Administrator shall designate the Performance Goal(s) applicable to, and the formula for calculating the amount payable under, an Award within 90 days following commencement of the applicable Performance Period (or such earlier time as may be required under Code Section 162(m)), and in any event at a time when achievement of the applicable Performance Goal(s) remains substantially uncertain. Prior to the payment of any Award that is intended to constitute performance-based compensation, the Administrator shall certify in writing whether and the extent to which the Performance Goal(s) were achieved for such Performance Period. The Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable under an Award that is intended to constitute performance-based compensation.
12.4 Section 409A Matters. Except as otherwise expressly set forth in an Award Agreement, it is intended that Awards granted under the Plan either be exempt from, or comply with, the requirements of Code Section 409A. To the extent an Award is subject to Code Section 409A (a “409A Award”), the terms of the Plan, the Award and any written agreement governing the Award shall be interpreted to comply with the requirements of Code Section 409A so that the Award is not subject to additional tax or interest under Code Section 409A, unless the Administrator expressly provides otherwise. A 409A Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Code Section 409A(a)(1).
12.5 Limitation on Liability. Neither the Company nor any person serving as Administrator shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.
ARTICLE 13. FUTURE OF THE PLAN.
13.1 Term of the Plan. The Plan, as set forth herein, shall become effective on the Registration Date. The Plan shall remain in effect until the earlier of (a) the date when the Plan is terminated under Article 13.2 or (b) the 10th anniversary of the date when the Board adopted the Plan.
13.2 Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.
13.3 Stockholder Approval. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.
ARTICLE 14. DEFINITIONS.
“Administrator” means the Board or any Committee administering the Plan in accordance with Article 2.
“Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
“Award” means any award granted under the Plan, including as an Option, a SAR, a Restricted Share, a Stock Unit or a Performance Cash Award.
“Award Agreement” means a Stock Option Agreement, an SAR Agreement, a Restricted Stock Agreement, a Stock Unit Agreement or such other agreement evidencing an Award granted under the Plan.
“Board” means the Company’s Board of Directors, as constituted from time to time.
“Change in Control” means:
(a) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities;
(b) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;
(c) The consummation of a merger or consolidation of the Company with or into any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or
(d) Individuals who are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board over a period of 12 months; provided,

however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction. In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for a deferral of compensation and is subject to Code Section 409A, then notwithstanding anything to the contrary in the Plan or applicable Award Agreement the transaction with respect to such Award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means a committee of one or more members of the Board, or of other individuals satisfying applicable laws, appointed by the Board to administer the Plan.
“Common Share” means one share of the common stock of the Company.
“Company” means Kiora Pharmaceuticals, Inc., a Delaware corporation.
“Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act of 1933, as amended.
“Employee” means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.
“Fair Market Value” means the closing price of a Common Share on any established stock exchange or a national market system on the applicable date or, if the applicable date is not a trading day, on the last trading day prior to the applicable date, as reported in a source that the Administrator deems reliable. If Common Shares are no longer traded on an established stock exchange or a national market system, the Fair Market Value shall be determined by the Administrator in good faith on such basis as it deems appropriate. The Administrator’s determination shall be conclusive and binding on all persons.
“ISO” means an incentive stock option described in Code Section 422(b).
“NSO” means a stock option not described in Code Sections 422 or 423.
“Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.
“Optionee” means an individual or estate holding an Option or SAR.
“Outside Director” means a member of the Board who is not an Employee.
“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
“Participant” means an individual or estate holding an Award.

“Performance Cash Award” means an award of cash granted under Article 10.1 of the Plan.
“Performance Goal” means a goal established by the Administrator for the applicable Performance Period based on one or more of the performance criteria set forth in Appendix A. Depending on the performance criteria used, a Performance Goal may be expressed in terms of overall Company performance or the performance of a business unit, division, Subsidiary, Affiliate or an individual. A Performance Goal may be measured either in absolute terms or relative to the performance of one or more comparable companies or one or more relevant indices. The Administrator may adjust the results under any performance criterion to exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation, claims, judgments or settlements, (c) the effect of changes in tax laws, accounting principles or other laws or provisions affecting reported results, (d) accruals for reorganization and restructuring programs, (e) extraordinary, unusual or non-recurring items, (f) exchange rate effects for non-U.S. dollar denominated net sales and operating earnings, or (g) statutory adjustments to corporate tax rates; provided, however, that if an Award is intended to qualify as “performance-based compensation” within the meaning of Code Section 162(m), such adjustment(s) shall only be made to the extent consistent with Code Section 162(m).
“Performance Period” means a period of time selected by the Administrator over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to a Performance Cash Award or an Award of Restricted Shares or Stock Units that vests based on the achievement of Performance Goals. Performance Periods may be of varying and overlapping duration, at the discretion of the Administrator.
“Plan” means this Kiora Pharmaceuticals, Inc. 2014 Equity Incentive Plan, as amended from time to time.
“Registration Date” means February 2, 2015, the effective date of the initial registration statement filed by the Company with the Securities and Exchange Commission pursuant to Form S-1.
“Restricted Share” means a Common Share awarded under the Plan.
“Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.
“SAR” means a stock appreciation right granted under the Plan.
“SAR Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.
“Service” means service as an Employee, Outside Director or Consultant.
“Service Provider” means any individual who is an Employee, Outside Director or Consultant.
“Stock Award” means any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.
“Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.
“Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.
“Stock Unit Agreement” means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.
“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

“Substitute Awards” means Awards or Common Shares issued by the Company in assumption of, or substitution or exchange for, Awards previously granted, or the right or obligation to make future awards, in each case by a corporation acquired by the Company or any Affiliate or with which the Company or any Affiliate combines to the extent permitted by NASDAQ Marketplace Rule 5635 or any successor thereto.

APPENDIX A
PERFORMANCE CRITERIA
The Administrator may establish Performance Goals derived from one or more of the following criteria when it makes Awards of Restricted Shares or Stock Units that vest entirely or in part on the basis of performance or when it makes Performance Cash Awards:

• Earnings (before or after taxes)	• Sales or revenue (using a measure thereof that complies with Section 162(m))
• Earnings per share	• Expense or cost reduction
• Earnings before interest, taxes and depreciation	• Working capital
• Earnings before interest, taxes, depreciation and amortization	• Economic value added (or an equivalent metric)
• Total stockholder return	• Market share
• Return on equity or average stockholders’ equit	• Cash measures including cash flow and cash balance
• Return on assets, investment or capital employed	• Operating cash flow
• Operating income	• Cash flow per share
• Gross margin	• Share price
• Operating margin	• Debt reduction
• Net operating income	• Customer satisfaction
• Net operating income after tax	• Stockholders’ equity
• Return on operating revenue	• Contract awards or backlog
• Objective corporate or individual strategic goals	• Objective individual performance goals

• To the extent that an Award is not intended to comply with Code Section 162(m), other measures of performance selected by the Administrator

KIORA PHARMACEUTICALS, INC.
332 ENCINITAS BOULEVARD, SUITE 102
ENCINITAS, CALIFORNIA 92024

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KIORA PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

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V20774-S71135

Kiora Pharmaceuticals, Inc.
Special Meeting of Shareholders
August 31, 2023 9:00 AM PT
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Brian Strem and Melissa Tosca, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Kiora Pharmaceuticals, Inc. ("Kiora") that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 9:00 AM, PT on August 31, 2023, at the offices of Kiora at 332 Encinitas Boulevard, Suite 102, Encinitas, CA 92024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

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